January 30, 2006
DREYFUS PREMIER HEALTH CARE FUND
(A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus Dated September 1, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption "Management":

The fund’s co-primary portfolio managers are Sean P. Fitzgibbon, Daphne Karydas and Charles Silberstein.

Mr. Fitzgibbon has been a primary portfolio manager of the fund since May 2005. He is a senior vice president, portfolio manager and member of the U.S. large cap core equity team at The Boston Company Asset Management, LLC (“TBCAM”), a Dreyfus affiliate, where he has been employed since July 2003. Prior thereto, he was employed at Standish Mellon Asset Management, LLC, a Dreyfus affiliate, since August 1991. He also has been employed by Dreyfus since October 2004. Mr. Fitzgibbon will serve as a primary portfolio manager of the fund for a transition period ending on or about June 30, 2006, and thereafter will not manage the fund.

Ms. Karydas has been a primary portfolio manager of the fund since January 2006. She is a vice president, portfolio manager and member of the core research team covering the health care sector at TBCAM, where she has been employed since January 2006. She also has been employed by Dreyfus since January 2006. Prior thereto, she was employed at Goldman Sachs Asset Management, LLC (“Goldman Sachs”) and covered the health care sector from January 2004 to January 2006. Ms. Karydas was an associate in the investment banking division at Goldman, Sachs & Co. from August 2000 to January 2004, where she provided advisory services for clients in the health care industry.

Mr. Silberstein has been a primary portfolio manager of the fund since January 2006. He is a vice president, portfolio manager and member of the core research team covering the health care sector at TBCAM, where he has been employed since January 2006. He also has been employed by Dreyfus since January 2006. Prior thereto, he was a portfolio manager at Goldman Sachs for its midcap growth products and an analyst covering health care stocks from 2000 to 2006.

Elizabeth Slover, who is identified in the Prospectus as a primary portfolio manager of the fund, is no longer a primary portfolio manager of the fund.